Subsequent event	12 Months Ended
Mar. 31, 2022
Subsequent event

47. Subsequent event

a)	One of the subsidiaries of the Company, namely Yatra Freight had signed a term sheet on June 3, 2022 with N+1 Capital, a SEBI approved Fund, for availing the facility of upto INR 150,000 against the issuance of 1,500 Nos. of Non-Convertible Debenture (“NCD”) at face value of INR 1,00,000/- each. The entire NCDs shall be redeemed proportionately with Interest @ 14% p.a. with Quarterly Coupon payment of INR 1,200 in each quarter for a period of twenty-four months.

The NCDs have been secured against the first pari-passu charge over the current assets (both present and future) and exclusive first charge on Intangible Assets (both present and future) of Yatra Freight and a corporate guarantee from Yatra India.

The amount against issuance of NCDs have been received by Yatra Freight on July 1, 2022 whereas the first repayment of Principal and interest shall commence from July 31, 2022 and last payment of Interest and Principal shall be made on June 30, 2024 as per the Term Sheet dated June 3, 2022.

b)	Subsequent to the end of fiscal year 2022, two step down subsidiaries of the Company namely “Yatra India” and “Yatra For Business Private Limited” have taken aggregate amount of credit facilities of INR 550,000 from Axis Bank Limited. Such facilities are secured against exclusive charge on the receivables, pari passu charges on the entire other current assets and all movable fixed assets of such Companies, both present and future and cash margin in the form of fixed deposits for 20% of the facility.